Exhibit 99.2

Amplify Energy Announces Closing of East Texas Divestiture

HOUSTON, December 23, 2025 -- Amplify Energy Corp. (NYSE: AMPY) (“Amplify,” the “Company,” “us,” or “our”) announced today that it closed the previously announced transaction to sell its interests in East Texas for a contract price of $122.0 million, subject to customary post-closing adjustments.

The previously announced divestiture of the Company’s Oklahoma assets is still expected to close by the end of 2025.

About Amplify Energy

Amplify Energy Corp. is an independent oil company engaged in the acquisition, development, exploitation and production of oil. Amplify’s operations are focused in Oklahoma, Beta (Pacific Offshore Continental Shelf) and Bairoil (Rockies). For more information, visit www.amplifyenergy.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included in this press release that address activities, events or developments that the Company expects, believes, or anticipates will or may occur in the future are forward-looking statements. Terminology such as “may,” “will,” “would,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “outlook,” “continue,” the negative of such terms or other comparable terminology are intended to identify forward-looking statements. These statements include, but are not limited to, statements about the anticipated divestiture of Amplify’s assets in Oklahoma. These statements address activities, events or developments that we expect or anticipate will or may occur in the future, including things such as projections of results of operations, plans for growth, goals, future capital expenditures, competitive strengths, references to future intentions and other such references. These forward-looking statements involve risks and uncertainties and other factors that could cause the Company’s actual results or financial condition to differ materially from those expressed or implied by forward-looking statements. These include risks and uncertainties relating to, among other things: the ability to complete the potential sale of the Company’s assets in Oklahoma on favorable terms, or at all; the Company’s evaluation and implementation of strategic alternatives; risks related to the redetermination of the borrowing base under the Company’s revolving credit facility; the Company’s ability to satisfy debt obligations; the Company’s need to make accretive acquisitions or substantial capital expenditures to maintain its declining asset base, including the existence of unanticipated liabilities or problems relating to acquired or divested business or properties; volatility in the prices for oil, natural gas and NGLs; the Company’s ability to access funds on acceptable terms, if at all, because of the terms and conditions governing the Company’s indebtedness, including financial covenants; general political and economic conditions, globally and in the jurisdictions in which we operate, including the Russian invasion of Ukraine, and ongoing conflicts in the Middle East, trade wars and the potential destabilizing effect such conflicts may pose for the global oil and natural gas markets; expectations regarding general economic conditions, including inflation; and the impact of local, state and federal governmental regulations, including those related to climate change and hydraulic fracturing, and potential changes in these regulations. Please read the Company’s filings with the SEC, including “Risk Factors” in the Company’s Annual Report on Form 10-K, and if applicable, the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which are available on the Company’s Investor Relations website at https://www.amplifyenergy.com/investor-relations/sec-filings/default.aspx or on the SEC’s website at http://www.sec.gov, for a discussion of risks and uncertainties that could cause actual results to differ from those in such forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements in this press release are qualified in their entirety by these cautionary statements. Except as required by law, the Company undertakes no obligation and does not intend to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.

Contacts

Jim Frew -- President and Chief Financial Officer

(832) 219-9044

jim.frew@amplifyenergy.com

Michael Jordan -- Vice President, Finance and Treasury

(832) 219-9051

michael.jordan@amplifyenergy.com

1